Exhibit (m)(3): Calculations of Illustrations for VUL IV/VUL IV — ES NY 2008 Revisions
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 222% x $12,806.04
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$10,462.04
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$122.50
- Monthly Deduction***	$774.51
- Mortality & Expense Charge****	$120.77
+ Hypothetical Rate of Return*****	$(138.21)

=	$12,806	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$64.46
2	$64.48
3	$64.49
4	$64.51
5	$64.52
6	$64.54
7	$64.55
8	$64.56
9	$64.58
10	$64.59

Month	COI
11	$64.61
12	$64.62

Total	$774.51

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(11.93)
2	$(11.85)
3	$(11.78)
4	$(11.70)
5	$(11.63)
6	$(11.55)
7	$(11.48)
8	$(11.41)
9	$(11.33)
10	$(11.26)
11	$(11.18)
12	$(11.11)

Total	$(138.21)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$12,806.04
- Year 5 Surrender Charge	$4,168.00

=	$8,638	(rounded to the nearest dollar)
II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 222% x $15,468.71
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$12,242.47
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$122.50
- Monthly Deduction***	$770.12
- Mortality & Expense Charge****	$136.85
+ Hypothetical Rate of Return*****	$755.71

=	$15,469	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$64.17
2	$64.17
3	$64.17
4	$64.17
5	$64.17
6	$64.18
7	$64.18
8	$64.18
9	$64.18
10	$64.18
11	$64.19
12	$64.19

Total	$770.12

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$63.26
2	$63.21
3	$63.15
4	$63.10
5	$63.05
6	$63.00
7	$62.95
8	$62.90
9	$62.85
10	$62.80
11	$62.74
12	$62.69

Total	$755.71
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$15,468.71
- Year 5 Surrender Charge	$4,168.00

=	$11,301	(rounded to the nearest dollar)
III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 222% x $18,599.32
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$14,252.66
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$122.50
- Monthly Deduction***	$765.06
- Mortality & Expense Charge****	$154.99
+ Hypothetical Rate of Return*****	$1,889.22

=	$18,599	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$63.83
2	$63.82
3	$63.80
4	$63.79
5	$63.78
6	$63.76
7	$63.75
8	$63.74
9	$63.72
10	$63.71
11	$63.69
12	$63.68

Total	$765.06

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$153.62
2	$154.29
3	$154.97
4	$155.66
5	$156.35
6	$157.05
7	$157.75
8	$158.46
9	$159.18
10	$159.90
11	$160.62
12	$161.36

Total	$1,889.22

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$18,599.32
- Year 5 Surrender Charge	$4,168.00

=	$14,431	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $98,633.56
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$80,229.00
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$875.00
- Monthly Deduction***	$3,745.67
- Mortality & Expense Charge****	$920.88
+ Hypothetical Rate of Return*****	$(1,053.90)

=	$98,634	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$311.70
2	$311.78
3	$311.86
4	$311.94
5	$312.02
6	$312.10
7	$312.18
8	$312.26
9	$312.34
10	$312.41
11	$312.49
12	$312.57

Total	$3,745.67

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(90.10)
2	$(89.69)
3	$(89.27)
4	$(88.86)
5	$(88.44)
6	$(88.03)
7	$(87.61)
8	$(87.20)
9	$(86.79)
10	$(86.38)
11	$(85.97)
12	$(85.56)

Total	$(1,053.90)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$98,633.56
- Year 5 Surrender Charge	$20,840.00

=	$77,794	(rounded to the nearest dollar)

II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $118,742.95
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$93,620.13
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$875.00
- Monthly Deduction***	$3,713.04
- Mortality & Expense Charge****	$1,041.71
+ Hypothetical Rate of Return*****	$5,752.58

=	$118,743	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$309.50
2	$309.48
3	$309.47
4	$309.45
5	$309.44
6	$309.43
7	$309.41
8	$309.40
9	$309.39
10	$309.37
11	$309.36
12	$309.34

Total	$3,713.04

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$477.54
2	$477.87
3	$478.20
4	$478.53
5	$478.87
6	$479.21
7	$479.54
8	$479.88
9	$480.22
10	$480.56
11	$480.91
12	$481.25

Total	$5,752.58
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$118,742.95
- Year 5 Surrender Charge	$20,840.00

=	$97,903	(rounded to the nearest dollar)
III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $142,348.93
= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$108,719.74
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$875.00
- Monthly Deduction***	$3,675.57
- Mortality & Expense Charge****	$1,177.93
+ Hypothetical Rate of Return*****	$14,357.69

=	$142,349	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$307.00
2	$306.88
3	$306.75
4	$306.63
5	$306.50
6	$306.37
7	$306.24
8	$306.11
9	$305.98
10	$305.84
11	$305.71
12	$305.57

Total	$3,675.57

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,159.05
2	$1,165.67
3	$1,172.34

Month	Interest
4	$1,179.07
5	$1,185.86
6	$1,192.70
7	$1,199.59
8	$1,206.55
9	$1,213.56
10	$1,220.62
11	$1,227.75
12	$1,234.93

Total	$14,357.69
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$142,348.93
- Year 5 Surrender Charge	$20,840.00

=	$121,509	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 222% x $12,106.09
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$9,910.49
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$122.50
- Monthly Deduction***	$935.25
- Mortality & Expense Charge****	$115.02
+ Hypothetical Rate of Return*****	$(131.64)

=	$12,106	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$70.34
2	$70.36
3	$70.37
4	$70.39
5	$70.41
6	$70.43
7	$70.45
8	$70.46
9	$70.48
10	$70.50
11	$70.52
12	$70.54

Total	$845.25

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(11.44)
2	$(11.35)
3	$(11.27)
4	$(11.18)
5	$(11.10)
6	$(11.01)
7	$(10.93)
8	$(10.84)
9	$(10.76)
10	$(10.67)
11	$(10.59)
12	$(10.50)

Total	$(131.64)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$12,106.09
- Year 5 Surrender Charge	$4,168.00

=	$7,938	(rounded to the nearest dollar)
II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 222% x $14,657.96
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$11,621.06
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$122.50
- Monthly Deduction***	$930.65
- Mortality & Expense Charge****	$130.48
+ Hypothetical Rate of Return*****	$720.53

=	$14,658	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$70.03
2	$70.03
3	$70.04
4	$70.04
5	$70.05

Month	COI
6	$70.05
7	$70.06
8	$70.06
9	$70.07
10	$70.07
11	$70.08
12	$70.08

Total	$840.65

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03% The monthly interest amounts earned for year 5 are:

Month	Interest
1	$60.67
2	$60.56
3	$60.45
4	$60.33
5	$60.22
6	$60.10
7	$59.99
8	$59.87
9	$59.76
10	$59.64
11	$59.52
12	$59.41

Total	$720.53
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$14,657.96
- Year 5 Surrender Charge	$4,168.00

=	$10,490	(rounded to the nearest dollar)

III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 222% x $17,661.61
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$13,554.19
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$122.50
- Monthly Deduction***	$925.36
- Mortality & Expense Charge****	$147.94
+ Hypothetical Rate of Return*****	$1,803.21

=	$17,662	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$69.67
2	$69.66
3	$69.65
4	$69.64
5	$69.63
6	$69.62
7	$69.61
8	$69.60
9	$69.59
10	$69.57
11	$69.56
12	$69.55

Total	$835.36

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03% The monthly interest amounts earned for year 5 are:

Month	Interest
1	$147.39
2	$147.90
3	$148.41
4	$148.93
5	$149.45
6	$149.98
7	$150.51
8	$151.04
9	$151.58
10	$152.12
11	$152.67
12	$153.22

Total	$1,803.21
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$17,661.61
- Year 5 Surrender Charge	$4,168.00

=	$13,494	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $96,594.83
= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$78,645.78
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$875.00
- Monthly Deduction***	$4,236.87
- Mortality & Expense Charge****	$904.23
+ Hypothetical Rate of Return*****	$(1,034.84)

=	$96,595	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$345.05
2	$345.15
3	$345.24
4	$345.34
5	$345.43
6	$345.53
7	$345.62
8	$345.71
9	$345.81
10	$345.90
11	$346.00
12	$346.09

Total	$4,146.87

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(88.70)
2	$(88.25)
3	$(87.80)
4	$(87.35)
5	$(86.90)
6	$(86.46)
7	$(86.01)
8	$(85.56)
9	$(85.12)
10	$(84.68)
11	$(84.23)
12	$(83.79)

Total	$(1,034.84)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$96,594.83
- Year 5 Surrender Charge	$20,840.00

=	$75,755	(rounded to the nearest dollar)
II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $116,392.65
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$91,841.22
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$875.00
- Monthly Deduction***	$4,201.33
- Mortality & Expense Charge****	$1,023.34
+ Hypothetical Rate of Return*****	$5,651.10

=	$116,393	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$342.65
2	$342.64
3	$342.63
4	$342.63
5	$342.62
6	$342.61
7	$342.61
8	$342.60
9	$342.60
10	$342.59
11	$342.58
12	$342.58

Total	$4,111.33

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$470.14
2	$470.28
3	$470.42
4	$470.56
5	$470.71
6	$470.85
7	$470.99
8	$471.14
9	$471.28
10	$471.43
11	$471.58
12	$471.72

Total	$5,651.10

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$116,392.65
- Year 5 Surrender Charge	$20,840.00

=	$95,553	(rounded to the nearest dollar)
III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $139,642.90
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$106,725.52
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$875.00
- Monthly Deduction***	$4,160.49
- Mortality & Expense Charge****	$1,157.66
+ Hypothetical Rate of Return*****	$14,110.53

=	$139,643	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$339.93
2	$339.80
3	$339.67
4	$339.54
5	$339.41

Month	COI
6	$339.28
7	$339.15
8	$339.01
9	$338.88
10	$338.74
11	$338.60
12	$338.47

Total	$4,070.49

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,141.25
2	$1,147.38
3	$1,153.55
4	$1,159.78
5	$1,166.06
6	$1,172.38
7	$1,178.76
8	$1,185.20
9	$1,191.68
10	$1,198.22
11	$1,204.81
12	$1,211.46

Total	$14,110.53
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$139,642.90
- Year 5 Surrender Charge	$20,840.00

=	$118,803	(rounded to the nearest dollar)